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                                                                    EXHIBIT 10.1

                               HEALTH GRADES, INC.
                          1996 EQUITY COMPENSATION PLAN


         The purpose of the Health Grades, Inc. 1996 Equity Compensation Plan (the "Plan") is to provide (i) designated employees (including employees who are also officers or directors) of Health Grades, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors to the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options and nonqualified stock options ("Options"). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.       Administration

                  (a) The Plan may be administered by the Board or by a committee (the "Committee") or two or more directors appointed by the Board. Notwithstanding the foregoing, the Board of Directors shall exercise the powers of the Committee with respect to the grant of options to members of the Board who are not employees of the Company or its subsidiaries or who are members of the Committee ("Non-Employee Directors"). With respect to employees who are not officers of the Company, the Board of Directors may delegate certain Committee powers to a Non-Officer Grant Committee pursuant to the provisions of Section 18 hereof. If no administrative committee is appointed, all references in the Plan to the "Committee" shall be deemed to refer to the Board.

                  (b) The Committee shall have the sole authority to (i) determine the individuals to whom Options shall be granted under the Plan, (ii) determine the type, size and terms of the Options to be granted to each such individual, (iii) determine the time when the Options will be granted and the duration of any applicable exercise period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

                  (c) The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

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         2.       Options

                  Options granted under the Plan may be incentive stock options ("Incentive Stock Options") or nonqualified stock options ("Nonqualified Stock Options") as described in Section 5. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument.

         3.       Shares Subject to the Plan

                  (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued under the Plan is 13,000,000 shares. If the Company Stock becomes publicly traded as a result of a public offering under the Securities Act of 1933, as amended, the maximum aggregate number of shares of Company Stock that shall be subject to Options granted under the Plan to any individual during any calendar year shall be 2,000,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

                  (b) If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Options, the maximum number of shares of Company Stock for which any individual participating in the Plan may receive Options in any year, the maximum number of shares of Company Stock underlying Options that may be granted by the Non-Officer Grant Committee per calendar year to any individual or in the aggregate per calendar quarter, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share of such Options shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.


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         4.       Eligibility for Participation

                  (a) All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and Non-Employee Directors shall be eligible to participate in the Plan. Consultants and advisors who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The term "Key Advisors" shall include personnel of medical practices that have entered into and remain subject to management agreements with the Company or any subsidiary, and the provision of services to those practices shall be considered the performance of services with respect to the Company for purposes of the Plan.

                  (b) The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Options and shall determine the number of shares of Company Stock subject to a particular grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Options under this Plan shall hereinafter be referred to as "Grantees".

         5.       Granting of Options

                  (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each grant of Options to Employees, Non-Employee Directors and Key Advisors.

                  (b)      Type of Option and Price.

                           (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                           (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of such Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock


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                                    Option may not be granted to an Employee
                                    who, at the time of grant, owns stock
                                    possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

                           (iii) If Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

                  (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

                  (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

                  (e)      Termination of Employment, Disability or Death.


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                           (i)      Except as provided below, an Option may only
                                    be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than "disability", death, or "termination for cause", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days of the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Unless otherwise specified by the Committee, any portion of the Grantee's Option that is not otherwise exercisable as of the date on which the Grantee ceases to be employed by or provide service to the Company shall terminate as of such date.

                           (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company.

                           (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                           (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed, or provide service, on account of a termination of employment or service specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than




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                                    the date of expiration of the Option term.
                                    Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                           (v)      For purposes of this Section 5(e):

                                    (1)     The term "Company" shall mean the
                                            Company and its parent and
                                            subsidiary corporations. With
                                            respect to personnel employed by
                                            medical practices that have entered
                                            into, and remain subject to,
                                            management agreements with the
                                            Company or any subsidiary, the term
                                            "Company" shall include any such
                                            medical practice, but only so long
                                            as the practice remains subject to
                                            such management agreement.

                                    (2)     "Employed by, or providing service
                                            to, the Company" shall mean
                                            employment as an Employee or the
                                            provision of services to the Company
                                            as a Key Advisor or member of the
                                            Board (so that, for purposes of
                                            exercising Options, a Grantee shall
                                            not be considered to have terminated
                                            employment or ceased to provide
                                            services until the Grantee ceases to
                                            be an Employee, Key Advisor and
                                            member of the Board).

                                    (3)     "Disability" shall mean a Grantee's
                                            becoming disabled within the meaning
                                            of section 22(e)(3) of the Code.

                                    (4)     "Termination for cause" shall mean a
                                            finding by the Committee that the
                                            Grantee has breached his or her
                                            employment or service contract with
                                            the Company, or has been engaged in
                                            disloyalty to the Company,
                                            including, without limitation,
                                            fraud, embezzlement, theft,
                                            commission of a felony or proven
                                            dishonesty in the course of his or
                                            her employment or service, or has
                                            disclosed trade secrets or
                                            confidential information of the
                                            Company to persons not entitled to
                                            receive such information. In the
                                            event a Grantee's employment or
                                            service is terminated for cause, in
                                            addition to the immediate
                                            termination of all Options, the
                                            Grantee shall automatically forfeit
                                            all shares underlying any exercised
                                            portion of an Option for which the
                                            Company has not yet delivered the
                                            share certificates, upon refund by
                                            the Company of the Exercise Price
                                            paid by the Grantee for such shares.


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                  (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option (i) in cash or by check or wire transfer in immediately available funds, (ii) by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (iii) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 6) at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required withholding is made.

                  (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code). If and to the extent that an Option designated as an Incentive Stock Option fails so to qualify under the Code, the Option shall remain outstanding according to its terms as a Nonqualified Stock Option.

         6.       Withholding of Taxes

                  (a) Required Withholding. All Options under the Plan shall be granted subject to any applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from wages paid to the Grantee any federal, state or local taxes required by law to be withheld with respect to Options, or the Company may require the Grantee or other person receiving shares upon exercise of an Option to pay to the Company the amount of any such taxes that the Company is required to withhold.

                  (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.


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         7.       Transferability of Options

                  (a) Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Nonqualified Options, if permitted in any specific case by the Committee in its sole discretion, pursuant to a qualified domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). When a Grantee dies, the representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

                  (b) Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine.

         8        Change of Control of the Company

                  As used herein, a "Change of Control" shall be deemed to have occurred if:

                  (a) After the effective date of the Plan, any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the voting power of the then outstanding securities of the Company, except where the acquisition is approved by the Board;

                  (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to a majority of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company;

                  (c) Any person has commenced a tender offer or exchange offer for 35% or more of the voting power of the then outstanding shares of the Company; or

                  (d) After this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at



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least two-thirds of the directors then still in office who were directors at the beginning of such period.

         9.       Consequences of a Change of Control

                  (a) Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Options written notice of such Change of Control and (ii) all outstanding Options shall automatically accelerate and become fully exercisable.

                  (b) In addition, upon a Change of Control described in Section 8(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation. Any replacement options shall entitle the Grantee to receive the same amount and type of securities as the Grantee would have received as a result of the Change of Control had the Grantee exercised the Options immediately prior to the Change of Control.

                  (c) Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Committee may require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's outstanding Options exceeds the Exercise Price of the Options.

                  (d) Notwithstanding the foregoing, the Committee making the determinations under this Section 9 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of Subsections (a) and (b) shall apply, and the Committee shall not have discretion to vary them.

                  (e) Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interest accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

         10.      Amendment and Termination of the Plan

                  (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that if the Company Stock becomes publicly traded, the Board shall not amend the Plan without shareholder approval if such approval is required by Section 162(m) of the Code and if Section 162(m) is applicable to the Plan.


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                  (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

                  (c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is granted shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 17(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or modified under Sections 9 and 17(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

                  (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         11.      Funding of the Plan

                  This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any Options.

         12.      Rights of Participants

                  Nothing in this Plan shall entitle any Employee, Key Advisor or other person to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         13.      No Fractional Shares

                  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.


         14.      Requirements for Issuance of Shares

                  No Company Stock shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option granted to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and interpretations, including any requirement that a legend or legends be placed thereon.

         15.      Headings

                  Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16.      Effective Date of the Plan.

                  Subject to the approval of the Company's shareholders, this Plan shall be effective on October 15, 1996.

         17.      Miscellaneous

                  (a) Options in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including options granted to employees thereof who become Employees of the Company, or for other proper corporate purpose, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant Options to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The Committee shall prescribe the provisions of the substitute Options.

                  (b) Compliance with Law. The Plan, the grant and exercise of Options, and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

                  (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

                  (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

         18.      Non-Officer Grant Committee

                  The Board of Directors may establish a Non-Officer Grant Committee which, notwithstanding anything in this Plan to the contrary, shall have the power, solely with respect to employees of the Company that are not officers of the Company, to grant options, subject to the following terms and limitations:

                  (a) The Non-Officer Grant Committee may grant options only in connection with the hiring of new employees or in connection with the promotion of employees to non-officer positions.

                  (b) The maximum number of shares of Company Stock underlying option grants made to any individual employee by the Non-Officer Grant Committee may not exceed 75,000 in any calendar year.

                  (c) The Non-Officer Grant Committee shall grant Incentive Stock Options to the extent permissible under the Code; otherwise, such options shall be Non-Qualified Stock Options.

                  (d) The Non-Officer Grant Committee may set such vesting terms with respect to the options as it deems appropriate; provided, however, that no more than one-third of the shares of Company Stock underlying an option (subject to adjustment to avoid fractional shares) may vest in any calendar year, and no options may vest until the first anniversary of the date of grant.

                  (e) The Exercise Price per share of any options granted by the Non-Officer Grant Committee shall be at least equal to the Fair Market Value of a share of Company Stock on the date of grant.

                  (f) The Non-Officer Grant Committee may provide for an option term shorter than ten years.

                  (g) In all other respects, the options granted by the Non-Officer Grant Committee shall be governed by the terms of the Grant Instruments relating to Incentive Stock Options or Non-Qualified Stock Options, as appropriate and in the form then authorized by the Committee.

                  (h) The Non-Officer Grant Committee powers shall be as enumerated in this section; the Non-Officer Grant Committee shall not otherwise perform the functions of the Committee under this Plan.

                  (i) The Committee may also grant options to non-officer employees in accordance with the provisions of the Plan.

                  (j) The maximum number of shares underlying options that may be granted by the Non-Officer Grant Committee in any calendar quarter shall not exceed 300,000.




Amended :         June 5, 1997
                  July 25, 1997
                  September 12, 1997
                  June 5, 1998
                  March 27, 2000
                  April 25, 2000
                  June 20, 2000
                  June 18, 2001
                  February 7, 2002
                  December 9, 2002